FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  March 4, 1997

                      First Citizens Financial Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                       0-17912                        52-1638667
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


          22 Firstfield Road
        Gaithersburg, Maryland                                          20878
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(Address of principal executive office)                               (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 527-2400
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                                 Not applicable
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.
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         First Citizens  Financial  Corporation  announced on March 3, 1997 that its 1997 annual meeting of stockholders will be held at 9:00 a.m. on Friday, April 25, 1997 at the Quality Suites Hotel, 3 Research Court, Rockville, Maryland. The record date for stockholders entitled to vote at the meeting is March 7, 1997.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST CITIZENS FINANCIAL CORPORATION
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                                                        (Registrant)




                                            By: /s/
                                                --------------------------------
                                                          Enos K. Fry
                                                           President



Date:  March 4, 1997
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